77B Accountant's Report on Internal Control


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PricewaterhouseCoopers LLP
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Boston, MA 02110-9862

                         Report of Independent Auditors

To the Board of Trustees and Shareholders of Liberty Funds Trust I

In planning and performing our audits of the financial statements of Liberty Strategic Income Fund and Liberty High Yield Securities Fund (the "Funds") (each a series of Liberty Funds Trust I) for the year ended May 31, 2003, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that controls may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of May 31, 2003.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
July 21, 2003




Liberty High Yield Securities Fund

On January 21, 2003, Liberty High Yield Securities Fund, (Fund) purchased 1,500,000 par value of common stock notes of Casella Waste Systems, Inc. (Securities) for a total purchase price of $1,500,000 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Bank of America Securities, LLC.


On January 24, 2003, Liberty High Yield Securities Fund, (Fund) purchased $2,170,000 par value of common stock notes of Houghton Mifflin Co. 9.875% 02/01/2013 (Securities) for a total purchase price of $2,153,074 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; CIBC World Markets; Deutsche Bank Securities.


On January 28, 2003, Liberty High Yield Securities Fund, (Fund) purchased $1,700,000 par value of common stock notes of Premcor Refining Group, Inc. 9.5% 02/01/2013 (Securities) for a total purchase price of $1,700,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On January 28, 2003, Liberty High Yield Securities Fund, (Fund) purchased $1,365,000 par value of common stock notes of Premcor Refining Group, Inc.
9.25% 02/01/2010 (Securities) for a total purchase price of $1,365,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On February 25, 2003, Liberty High Yield Securities Fund, (Fund) purchased $2,355,000 par value of common stock notes of JC Penney Co., Inc. 8.00%
03/01/10 (Securities) for a total purchase price of $2,346,993 from Salomon Smith Barney, Inc. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On February 25, 2003, Liberty High Yield Securities Fund, (Fund) purchased $2,400,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $2,391,840 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On March 7, 2003, Liberty High Yield Securities Fund, (Fund) purchased $525,000 par value of common stock notes of Hexcel Corp. 9.875% 10/01/08 (Securities) for a total purchase price of $519,488 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.

On March 17, 2003, Liberty High Yield Securities Fund, (Fund) purchased $520,000 par value of common stock notes of Dole Foods 8.825% 03/15/11 (Securities) for a total purchase price of $520,000 from Deutsche Bank pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Bank of America Securities LLC; Scotia Capital; SG Cowen;
BMO Nesbitt Burns.


Liberty Strategic Income Fund

On January 28, 2003, Liberty Strategic Income Fund, (Fund) purchased $1,200,000 par value of common stock notes of Premco Refining Group, Inc. 9.5% 02/01/2013 (Securities) for a total purchase price of $1,200,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On January 28, 2003, Liberty Strategic Income Fund, (Fund) purchased $950,000 par value of common stock notes of Premcor Refining Group, Inc. 9.25% 02/01/2010 (Securities) for a total purchase price of $950,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.


Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Morgan Stanley; Goldman, Sachs & Co.; Deutsche Bank Securities.

On February 25, 2003, Liberty Strategic Income Fund, (Fund) purchased $1,785,000 par value of common stock notes of JC Penney Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $1,778,931 from Salomon Smith Barney Inc. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.

On February 25, 2003, Liberty Strategic Income Fund, (Fund) purchased $1,800,000 par value of common stock notes of JC Penney Co., Inc. 8.00% 03/01/10 (Securities) for a total purchase price of $1,793,880 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; JP Morgan; Wachovia Securities; HSBC.


On March 7, 2003, Liberty Strategic Income Fund, (Fund) purchased $380,000 par value of common stock notes of Hexcel Corp. 9.875% 10/01/08 (Securities) for a total purchase price of $376,010 from Goldman, Sachs & Co. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.

On March 17, 2003, Liberty Strategic Income Fund, (Fund) purchased $370,000 par value of common stock notes of Dole Foods 8.825% 03/15/11 (Securities) for a total purchase price of $370,000 from Deutsche Bank pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Columbia Management Advisors, Inc. believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Deutsche Bank Securities; Bank of America Securities LLC; Scotia Capital; SG Cowen;
BMO Nesbitt Burns.